Supplement dated March 29, 2024, to the Prospectus dated July 2, 2012, for

Protective RetireMAP Variable Annuity policy issued by
Protective Life Insurance Company

RetireMAP Variable Account

This Supplement amends certain information in your variable annuity policy prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Liquidation of certain share classes of Several Deutsche DWS Variable Series Funds.

Upon the recommendation of DWS Investment Management Americas, Inc., the Board of Trustees and investment advisor of each of the funds (the “Funds”) listed below approved the liquidation and termination of certain share classes of the Funds. The liquidation will take place on or about June 17, 2024 (the “Liquidation Date”). As of that date, the Funds will no longer be available as sub-accounts under the policy. As a result, the sub-accounts that invest in the Funds will also be liquidated (“liquidating sub-account(s)”). The liquidating sub-accounts will be closed to new and existing investors effective at the close of business on or about April 30, 2024. The share classes to be liquidated are the following:

Fund	Share Class
DWS CROCI® International VIP	Class B
DWS Global Small Cap VIP	Class B

Policy Value on the Date of Liquidation.  If you have policy value allocated to a liquidating sub-account as of 3:00 p.m. Central Time on June 17, 2024, Protective Life Insurance Company (“Protective”) will automatically transfer that policy value to the Federated Hermes Government Money Fund II (the “Money Market sub-account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on June 17, 2024, Purchase Payments and policy value may no longer be allocated or transferred into the liquidating sub-accounts. Any request we receive at or after 3:00 p.m. Central Time on June 17, 2024, for the allocation of Purchase Payments or policy value to the liquidating sub-accounts will result in an allocation of such Purchase Payment or account value to the Money Market sub-account.

Transfer Rights.  Under your policy, you are permitted to transfer policy value among the sub-accounts (also referred to as “Investment Options”) currently available under your policy. The currently available sub-accounts for your policy can be located online at www.protective.com/productprospectus by selecting your policy then “Investment Options.”

You may transfer from the liquidating sub-accounts to any other sub-account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any policy year.  We will also not impose any transfer fee on any transfer from the Money Market sub-account after the Liquidation Date nor will we count any transfer out of the Money Market sub-account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any policy year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the funds available under the policy, including the Money Market sub-account, please call us at (800) 456-6330.  If you have any questions, please contact your financial representative, or call us. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your policy value from the liquidating sub-accounts and/or the Money Market sub-account to other available sub-accounts by calling us at (800) 456-6330 or through the Internet at www.protective.com.